UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2016

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of MKS Instruments, Inc. ("MKS") appointed John T.C. Lee as Sr. Vice President and Chief Operating Officer of MKS effective November 1, 2016. Dr. Lee, age 53, has served as our Senior Vice President of Business Units since January 2014. From November 2012 until January 2014, Dr. Lee served as our Senior Vice President, Controls, HPS and PFMC. From January 2011 to November 2012, Dr. Lee served as Senior Vice President, Controls and PFMC. From October 2007 to January 2011, Dr. Lee served as our Group Vice President, CIT Products. Prior to joining MKS, Dr. Lee served as the Managing Director of Factory Technology and Projects within the Solar Business Group at Applied Materials, Inc., a global leader in nanomanufacturing and technology solutions, from February 2007 until October 2007. From 2002 until 2007, he served as General Manager of the Cleans Product Group and the Maydan Technology Center at Applied Materials. Prior to Applied Materials, Dr. Lee served from 1997 until 2002 as the Research Director of the Silicon Fabrication Research Department at Lucent Technologies, Inc., a voice, data and video communications provider, and from 1991 until 1997 as a Member of the Technical Staff in the Plasma Processing Research Group within Bell Labs. Dr. Lee holds a B.S. from Princeton University and both an M.S.C.E.P. and Ph.D. from the Massachusetts Institute of Technology, all in Chemical Engineering.

In connection with Dr. Lee's appointment, the Compensation Committee of the Board of Directors of MKS (i) increased Dr. Lee's annual base salary to $500,000 and his individual target bonus percentage under the MKS annual cash incentive plan to 90% of his eligible earnings, each effective as of November 1, 2016, (ii) set the value of Dr. Lee's 2017 time-based restricted stock unit (RSU) award to $500,000, and (iii) set the target value of his 2017 performance-based RSU award to $500,000 (up to a maximum of $750,000 for maximum performance). The effective date of the RSU awards shall be the date the Compensation Committee approves the 2017 annual RSU awards for MKS' other executive officers.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated October 31, 2016, announcing appointment of John T.C. Lee as Sr. Vice President and Chief Operating Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

October 31, 2016	By:	/s/ Gerald G. Colella

Name: Gerald G. Colella
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 31, 2016, announcing appointment of John T.C. Lee as Sr. Vice President and Chief Operating Officer